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                                                                   Exhibit 10.12
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                                RBX HOLDINGS INC.

                               EXECUTIVE EMPLOYEE

                          SUPPLEMENTAL RETIREMENT PLAN
                   (As Amended and Restated December 15, 1993)

1.       Purpose.
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         The Plan is an unfunded deferred compensation arrangement established for the benefit of a select group of management or highly compensated Employees intended to be excluded from the participation and vesting, funding and fiduciary responsibility provisions of ERISA. The Board has determined that the benefits to be paid to Employees who are designated as eligible to participate in this Plan constitute reasonable compensation for the services rendered and to be rendered by such Employees.

2.       Definitions.
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         (a)   Actuarial Equivalent. An amount or benefit equal in value to the
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aggregate amounts expected to be received under different forms of payment based on assumptions as to the occurrence of future events. The future events to be taken into account are mortality for Participants, mortality for Beneficiaries, and an interest discount for the time value of money. For this Plan, the actuarial assumptions are the same as those defined in Section 1.2 of the RBX Holdings Inc. Pension Plan.

         (b)   Beneficiary. The person or entity who is to receive benefits
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attributable to the Participant under the Pension Plan after the Participant's death.

         (c)   Board. The Board of Directors of the Company.
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         (d)   Cause. The willful failure to carry out the instructions or
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policies of the Board; fraud, misappropriation or intentional material damage to property of the Company; conviction of a felony; or conduct which brings, or if known would bring, discredit to the Company or any subsidiary of the Company.

         (e)   Change of Control. A "Change of Control" shall mean any of the
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following events:

                  (i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d) (3) or 14(d) (2) of the Securities Exchange Act of 1934, as amended, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934) of 20% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding for this purpose, any such acquisition by the

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         Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of the common stock and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding shares of common stock of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be; or

                  (ii) Individuals who, as of the date hereof, constitute the Board (as of the date hereof the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a director subsequent to the date hereof whose election or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934) ; or

                  (iii) Approval by the shareholders of the Company of a reorganization, merger or consolidation, in each case, with respect to which the individuals and entities who were the respective beneficial owners of the common stock and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation, or a complete liquidation or dissolution of the Company or of its sale or other disposition of all or substantially all of the assets of the Company.

         (f)   Code. The Internal Revenue Code, as amended from time to time,
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and regulations thereunder.

         (g)   Committee. Two or more persons appointed by the Board to
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administer the Plan.

         (h)   Company. RBX Holdings Inc. or any successor by merger or
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otherwise.

         (i)   Compensation. A Participant's total earnings received from his
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Employer during a Plan Year for personal services, including bonuses and commissions, but excluding income recognized upon the exercise of any stock option granted by the Company or any affiliate of the Company, and any contributions for benefits under this Plan or any other plan of deferred

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compensation maintained by the Company. Compensation also excludes special allowances, such as amounts paid to a Participant during an authorized leave of absence, moving expenses, car expenses, tuition reimbursement, meal allowances, the cost of excess group life insurance income includable in taxable income, and similar items. The Compensation of a Participant who is, at any time, simultaneously in the employ of more than one of the Companies shall be the sum of such compensation received by the Participant from all such Companies.

         (j)   Considered Compensation. A Participant's Compensation for a Plan
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Year up to the greater of (i) $235,840, and (ii) Compensation subject to adjustment pursuant to Code sections 401(a) (17) and 415(d).

         (k)   Early Retirement Date. The first day of the month coinciding with
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or next following the attainment of age 60.

         (l)   Effective Date. January 1, 1992, as amended and restated
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November 1, 1993.


         (m)   ERISA. The Employee Retirement Income Security Act of 1974.
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         (n)   Final Average Compensation. The average of the Participant's
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annual Considered Compensation for the five or fewer number of years preceding his termination of employment or death determined according to the terms of the Pension Plan regardless of whether the Participant participates in the Pension Plan.

         (o)   Normal Retirement Date. The first day of the month coinciding
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with or next following the attainment of age 65.

         (p)   Participant. An executive employee of the Company or any
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subsidiary of the Company who is designated by the Board as eligible to participate in the Plan. Once designated, an executive remains a Participant until his termination of employment. Participants shall be listed by name and date of designation as a Participant on Exhibit A attached.

         (q)   Pension Benefit. If the Participant participates or has
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participated in a defined benefit plan maintained by the Company or a subsidiary of the Company, the monthly benefit payable in the normal form at his normal retirement. If the participant participates or has participated in a defined contribution plan maintained by the Company or a subsidiary of the Company, the actuarial equivalent annuity for life that can be purchased with the value in his plan accounts at normal retirement attributable to employer contributions and earnings thereon. The benefits payable at normal retirement to a Participant who has participated in both such types of plan shall be aggregated to determine his Pension Benefit.

         (r)   Pension Plan. The RBX Holdings Inc. Pension Plan, as in effect
               ------------
from time to time.

         (s)   Plan. The RBX Holdings Inc. Executive Employee Supplemental
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Retirement Plan.

         (t)   Plan Year. A calendar year.
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         (u) Preretirement Death Benefit. An amount, payable to a Participant's
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surviving Spouse pursuant to Section 4 in the event of a Participant's death on or after attaining age 60 (age 55 in the case of an employee who became a Participant before January 1, 1993), equal to 50% of the Basic Benefit, as determined in Section 3, had the Participant retired (disregarding age requirements for Early Retirement) on the day before his death, that is the Actuarial Equivalent of the monthly benefit he would have received at Normal Retirement.

         (v) Retirement or Retires. The termination of employment of a
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Participant on or after the Participant's Early Retirement Date for reasons other than death.

         (w) Service. Years of employment in years and completed full months
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with the Company or any subsidiary of the Company, including years of Service with a company or operating entity acquired by the Company.

         (x) Spouse. The person who is the Participant's "spouse" as such term
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is defined in the Pension Plan.

         (y) Vested Benefit. A nonforfeitable right to receive benefits under
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the Plan as provided in Section 3 (c)

3.       Benefits at Retirement.
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         (a) The Basic Benefit. A Participant who has a Vested Benefit and
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Retires will be entitled to receive a lifetime annual benefit beginning on the date of his Retirement (or beginning on his Early Retirement Date if the Participant earlier terminated employment with a Vested Benefit) that is equal to 50% of the Participant's Final Average Compensation, reduced as provided in paragraph 3 (b)

         (b) Amount of Benefit Payments. A Participant entitled to a Basic
             --------------------------
Benefit shall receive the following benefit under the Plan:

                  (i) Communication of the Basic Benefit Payable. A monthly
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         benefit equal to (x) the Basic Benefit, reduced by (y) the sum of the
         Participant's monthly Pension Benefit, after application of any benefit limitations imposed by law, the Participant's monthly primary social security benefit, and any long term disability payments.

                  (ii) Early Retirement. If a Participant Retires before Normal
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         Retirement Date, but after attaining his Early Retirement Date, the benefit paid under the Plan shall be the Actuarial Equivalent of the monthly benefit he would have received at Normal Retirement.

                  (iii) Option Forms of Benefits. A Participant may, with the
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         consent of the Company, elect an optional form of benefit in lieu of the annual Basic Benefit for life. The optional forms of benefits payable under the Plan shall be the same as, and the Actuarial Equivalent of, those available under the Pension Plan.

         (c) Vested Benefit. Except as hereinafter provided, a Participant will
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be entitled to a vested benefit under the Plan (i) in the case or an employee who became a Participant before


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January 1, 1993, after one year of Service; (ii) in the case or an employee who became a Participant after December 31, 1992, after five years of service;
(iii) upon attainment of age 55 regardless of years of Service; or (iv) the date on which a Change of Control occurs regardless of age or years of Service. If, prior to a Change of Control, a Participant's employment is terminated for Cause, or the Participant voluntarily terminates his employment, such Participant (or any beneficiary of such Participant) shall not be entitled to receive benefits under the Plan.

4.       Death Before Retirement.
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         If a Participant dies after attaining the age of 60 (age 55 in the case of an employee who became a Participant before January 1, 1993) and while still an employee of the Company, the Participant's Spouse shall be entitled to receive a Preretirement Death Benefit beginning with the first day of the month coinciding with or next following the date of the Participant's death. The Preretirement Death Benefit will be adjusted to be an amount equal to the difference between (a) the Preretirement Death Benefit and (b) the surviving Spouse's Pension Benefits. If as to the Participant the preretirement death benefit provisions of the Pension Plan do not apply, the Preretirement Death Benefit will be reduced at the time and in the amount equal to the greater of
(i) the preretirement death benefit under the Pension Plan that would have otherwise been payable if it applied, and (ii) the death benefit payable to the Participant's Spouse under any other plan qualified under Section 401(a) of the Internal Revenue Code in which the Participant participated.

5.       Lump Sum Payment.
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         The Company reserves the right in its sole discretion to pay in a lump sum the Actuarial Equivalent of any amounts due the Participant (or the Participant's Spouse, as the case may be) under the Plan.

6.       Administration.
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         (a) This Plan shall be administered by the Committee. Subject to the
Plan's provisions, the Committee may adopt rules and regulations necessary to carry out the Plan's purposes. The amount of and entitlement to the payment of benefits under, and the general administration of, this Plan with respect to the computation and enrollment to benefits in determining offsets and adjustments shall be determined by the provisions of the Pension Plan, and the rules, regulation and interpretations adopted in administering the Pension Plan. Beneficiary designations made with respect to benefits payable under the Pension Plan shall apply to this Plan unless otherwise specifically designated by the Participant.

         (b) If for any reason a benefit under the Plan is not paid when due, the individual entitled to the benefit may file a written claim with the Committee. If the claim is denied or if no response is received within 90 days (in which case the claim will be deemed to have been denied), the individual may appeal the denial to the Committee within 60 days of the denial. In pursuing an appeal, an individual may request that the Committee review the denial and the individual may review pertinent documents and submit issues and comments in writing. A decision on appeal will be made within 60 days after the appeal is made, unless special circumstances require the Committee to extend the period for another 60 days.

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7.       Restrictions and Transfer.
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         Any benefits to which a Participant or his Spouse or Beneficiary may become entitled under this Plan are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or encumbrance, and any attempt to do so is void. Benefits are not subject to attachment or legal process for the debts, contracts, liabilities, engagements or torts of a Participant or his Spouse or Beneficiary. This Plan does not give a Participant or his Spouse or Beneficiary any interest, lien, or claim against any specific assets of the Company, and they have only the rights of a general creditor of the Company.

8.       Amendment and Termination.
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         The Board reserves the right to amend or terminate the Plan at any time without the consent of any Participant, but no amendment or termination shall deprive any Participant, or the Spouse of a deceased Participant, of the right to continue to receive payment under Sections 3 or 4 once payments have begun. Notwithstanding the foregoing, if a Change of Control occurs, each Participant, regardless of age or Service, shall be eligible for benefits under the Plan when such Participant ceases to be an employee, and the Plan may not be terminated and no amendment may be made that would adversely affect the right of any Participant, or the Spouse or Beneficiary of the Participant to receive a benefit under the Plan.

9.       Method of Payment of Benefits.
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         The Company has the obligation to pay all benefits provided for in the
Plan as they become due. Without affecting its obligations to or rights of Participants under the Plan, the Company may establish one or more grantor trusts (within the meaning of Sections 671 through 679 of the Internal Revenue
Code) for one or more of the Participants and deposit funds with the trustee of such trust or trusts for investment to provide the benefits to which the Participant (or the Participant's Spouse) may be entitled under the Plan. The funds deposited with the trustee or trustees of any such trust, and the earnings thereon, will be dedicated to the payment of the benefits under the Plan but shall remain subject to the claims of the general creditors of the Company. The expenses of establishing and maintaining such trust shall be paid by the Company. When a Participant (or a Participant's Spouse) becomes eligible for payment of benefits under the Plan, such benefits will be paid out of the trust fund or funds unless paid directly by the Company.

10.      Right of Employment.
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         No provision of the Plan shall be construed as conferring upon a
Participant the right to continue as an officer or employee of the Company.

11.      Construction.
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         For construction, one gender includes the other, and the singular and plural include each other where the meaning would be appropriate. This Plan is construed in accordance with the laws of the Commonwealth of Virginia. The headings in this Plan have been inserted for convenience of reference only and are to be ignored in any construction of the provision. If a provision of this Plan is not valid, that invalidity does not affect other provisions.

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